SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                October 9, 2002
                Date of report (Date of earliest event reported)

                                   AT&T CORP.

               (Exact Name of Registrant as Specified in Charter)


     NEW YORK                       1-1105                     13-4924710
 (State or Other               (Commission File               (IRS Employer
   Jurisdiction                     Number)                Identification No.)
of Incorporation)



            900 Rt. 202/206 N., Bedminster, New Jersey 07921
          (Address of Principal Executive Offices, including Zip Code)

                                 (908) 532-1754
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

New Credit Facility

On October 9, 2002, AT&T Corp. entered into a $4,000,000,000 364-Day Revolving Credit Facility with various lending institutions and with J.P. Morgan
Securities Inc., Salomon Smith Barney Inc., Credit Suisse First Boston, Cayman Islands Branch and Goldman Sachs Credit Partners L.P., as Joint Lead Arrangers and Bookrunners.



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2002


                                AT&T CORP.


                                By:  /s/     Robert S. Feit
                                     -------------------------------------
                                     Name:   Robert S. Feit
                                     Title:  Vice President - Law and
                                             Secretary